                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

ROBERT R. FORTUNE
     Chairman and President

                                                                   July 30, 2001

Fellow Partner:

     Our Fund earned $1.86 per share of net investment income in the six months ended June 30, 2001. Earnings in the same period of 2000 were $1.68 per share. A significant factor in the increase in net investment income compared to 2000 is the reduction in the investment advisory fee, which is tied to the performance of the market.

     After providing for the $0.85 per share distribution to partners of record on June 28, 2001, the net asset value per partnership share at June 30, 2001 was $335.33. The net asset value at March 31, 2001, our last report date, was $319.99.

     Since our last report stock splits added 39,177 shares of Baxter International, Inc. and 379,208 shares of Johnson & Johnson, Inc.

     Data on the performance of our Fund since inception and comparison to leading stock market indices are shown in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /s/ Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

MARKET REVIEW

     The S&P 500 increased 5.9% during the 2nd quarter. Reported earnings difficulties plagued U.S. multinationals and investors have turned to smaller companies that are less exposed to the strong dollar and the concurrent negative impact on currency translation. Small cap stocks outperformed for the quarter once again with the Russell 2000 Index finishing up over 14%.

     Within the large cap market, interest rate sensitive and cyclical stocks clearly outperformed as investors moved into these groups with the hope that Fed easing would propel them in the months ahead. The technology sector of the S&P 500 showed the best return, rebounding off of low levels to return 12.0% for the quarter. Other groups that outpaced the market included capital goods, basic materials, financials and consumer cyclical stocks. The laggards were defensive groups such as staples, energy, healthcare and utilities. In fact, utilities gave up 6.3% for the quarter as the California energy crisis weighed on the independent power producers and energy merchants in the sector and as more traditional utility stocks lost their appeal as safe havens. The NASDAQ market rebounded nicely in the 2nd quarter with a return of 17.4%. This marks the first positive return in the past five quarters for the tech-heavy composite, however the index is still down over -45% for the last 12 months. Technology issues within the NASDAQ, with the exception of telecom equipment stocks, led the composite for the quarter.

     From an investment style standpoint, growth stocks managed to outperform for the quarter across the capitalization spectrum, although both styles performed well on an absolute basis. Strong performances by technology stocks and the NASDAQ composite in general, and underperformance from the utilities, a traditional value sector, led to the differential.

     Corporate profits have been hit hard this year and the 2nd quarter continued to show declining levels of profitability. During the quarter, the old adage "don't fight the Fed" at least partially gave way to worries over the sorry state of corporate profitability as negative earnings announcements poured in at the end of the period. The low level of overall economic activity, combined with drastically reduced corporate earnings performance and relatively poor forward visibility, points to a volatile recovery period for U.S. markets.

CHESTNUT STREET EXCHANGE FUND PORTFOLIO

     During the second quarter, the Fund increased 5.06% versus a 5.85% rise for the S&P 500, slightly underperforming the benchmark. Intel, Johnson & Johnson and General Electric were the strongest contributors to performance while Guidant and Merck suffered the greatest dollar losses. Technology stocks finally rebounded with Intel performing in line with the group but the fund's overweight in health care stocks slightly hampered performance this quarter.

     Year-to-date the Fund has declined -7.1% versus a -6.7% decline for the S&P
500. During the 1st half the main positive drivers of performance were stocks from the first quarter that maintained their gains, specifically Bank of America, Cabot and Microsoft. On the other hand, pressure was exerted on the portfolio by companies that have cloudy near term outlooks: Merck (generic competition looming on $2.4 billion of the company's sales that are facing patent expiration), Coca-Cola (execution risk in the new "think local, act local" strategy), Emerson Electric (pre-announced a decline in quarterly earnings, the first time in 43 years!), Schering-Plough (FDA manufacturing concerns have delayed the approval of Clarinex along with the FDA's interest in converting Claritin to OTC status) and Wells

Fargo (the # 4 U.S. bank announced a $1.16 billion charge for venture-capital and auto-lease losses for the 2nd quarter). Overall during the 1st half, companies that have made negative announcements have seen their stocks come under significant pressure.

                            COMPARATIVE PERFORMANCE

                                                                 S&P 500       DJIA
JUNE 30, 2001                                          CSEF       INDEX       INDEX
-------------                                        --------    --------    --------
2nd Quarter, 2001..................................      5.06%       5.85%       6.74%
Year-to-Date.......................................     -7.06%      -6.70%      -1.82%
1 Year.............................................    -17.27%     -14.84%       2.17%
3 Years............................................      2.70%       3.89%       7.21%
5 Years............................................     10.94%      14.47%      15.17%
10 Years...........................................     14.24%      15.10%      16.31%
Inception**
  Annualized.......................................     14.41%      14.30%      14.24%
  Cumulative.......................................  2,641.10%   2,542.13%   2,508.83%

---------------
** Inception December 29, 1976

   Returns are as of June 30, 2001

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                                 JUNE 30, 2001

                                  (UNAUDITED)

  SHARES                                     VALUE
-----------                               ------------
COMMON STOCKS--98.3%
             BASICS--7.1 %
    187,742  Air Products &
               Chemicals, Inc. .......    $  8,589,196
    208,000  Cabot Corporation........       7,492,160
     58,338  *Cabot Microelectronics
               Corp. .................       3,616,956
    179,739  Stora Enso Oyj ADR.......       1,903,436
     55,033  Westvaco Corp. ..........       1,336,752
     45,830  Weyerhaeuser Company.....       2,519,275
                                          ------------
                                            25,457,775
                                          ------------
             CAPITAL EQUIPMENT--8.6 %
    202,185  Emerson Electric
               Company................      12,232,192
    384,000  General Electric Co. ....      18,720,000
                                          ------------
                                            30,952,192
                                          ------------
             CONSUMER CYCLICALS--3.7 %
    204,000  Disney (Walt) Company....       5,893,560
     68,416  Harland (John H.) Co. ...       1,594,093
     52,000  Minnesota Mining &
               Manufacturing Company..       5,933,200
                                          ------------
                                            13,420,853
                                          ------------
             ENERGY--3.5 %
     44,280  BP, PLC, ADR.............       2,207,358
     77,648  Exxon Mobil Corp. .......       6,782,553
     60,432  Schlumberger, Ltd. ......       3,181,745
     11,699  Transocean Sedco Forex,
               Inc. ..................         482,584
                                          ------------
                                            12,654,240
                                          ------------
             FINANCIAL--16.4%
    131,790  American Express Co. ....       5,113,452
    208,286  Bank of America Corp. ...      12,503,409
     36,084  CIGNA Corporation........       3,457,569
     70,000  Fannie Mae...............       5,960,500
     97,200  First Union Corp. .......       3,396,168
     58,176  Marsh & McLennan
               Companies, Inc. .......       5,875,776
     50,647  Moody's Corporation......       1,696,675
    148,000  J.P. Morgan Chase &
               Co.  ..................       6,600,800
    314,532  Wells Fargo & Co. .......      14,603,721
                                          ------------
                                            59,208,070
                                          ------------

  SHARES                                     VALUE
-----------                               ------------
             HEALTHCARE--26.5%
    243,928  Abbot Laboratories,
               Inc. ..................    $ 11,710,983
     44,000  *Aetna, Inc. ............       1,138,280
     78,354  Baxter International,
               Inc. ..................       3,839,346
    160,000  *Guidant Corp. ..........       5,760,000
     96,599  IMS Health, Inc. ........       2,753,072
    758,416  Johnson & Johnson,
               Inc. ..................      37,920,800
    407,990  Merck & Company, Inc. ...      26,074,641
    172,000  Schering-Plough Corp. ...       6,233,280
                                          ------------
                                            95,430,402
                                          ------------
             RETAIL--1.0 %
    116,772  Albertson's, Inc. .......       3,501,992
                                          ------------
             STAPLES--3.5 %
    283,411  Coca Cola (The)
               Company................      12,753,495
                                          ------------
             TECHNOLOGY--24.1 %
     17,008  *Agilent Technologies,
               Inc. ..................         552,760
     89,192  Hewlett-Packard
               Company................       2,550,891
     41,884  International Business
               Machines Corporation...       4,732,892
  2,085,892  Intel Corp. .............      61,012,341
     84,260  Lucent Technologies,
               Inc. ..................         522,412
     55,400  *Microsoft Corp. ........       4,044,200
    357,354  Motorola, Incorporated...       5,917,782
    138,212  Tyco International,
               Ltd. ..................       7,532,554
                                          ------------
                                            86,865,832
                                          ------------
             TRANSPORTATION--1.6 %
    119,796  Burlington Northern Santa
               Fe Corp. ..............       3,614,245
     40,000  Union Pacific Corp. .....       2,196,400
                                          ------------
                                             5,810,645
                                          ------------
             UTILITIES--2.3 %
    151,713  Verizon
               Communications.........       8,116,645
                                          ------------
             Total Common Stocks
               (Cost: $42,152,524)....     354,172,141
                                          ------------
    PAR
-----------
SHORT-TERM OBLIGATIONS--1.9 %
 $6,700,000  Federal Home Loan
               Mortgage Corp. Discount
               Note 07/02/01, 3.941%
               (Cost: $6,699,267).....       6,699,267
                                          ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      STATEMENT OF NET ASSETS (CONCLUDED)

                                              VALUE
                                           ------------
TOTAL INVESTMENT IN SECURITIES
  (Cost: $55,371,996)............  100.2%  $360,871,408
Distributions payable............   (0.3)%     (913,133)
Other assets in excess of other
  liabilities....................    0.1%       279,650
                                   -----   ------------
NET ASSETS (Applicable to
  1,074,274 partnership shares
  outstanding)...................  100.0%  $360,237,925
                                   =====   ============
NET ASSET VALUE PER SHARE........          $     335.33
                                           ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners
  (1,069,670 shares).............          $358,694,059
Managing general partners
  (4,604 shares).................             1,543,866
                                           ------------
Total net assets
  (1,074,274 shares).............          $360,237,925
                                           ============

* Non-Income Producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 2001

                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $  2,502,428
  Interest..................................................       177,439
                                                              ------------
     Total investment income................................     2,679,867
                                                              ------------
EXPENSES
  Investment advisory fee...................................       604,273
  Managing general partners' compensation and officer's
     salary.................................................        42,980
  Legal.....................................................         1,277
  Custodian.................................................        14,998
  Audit.....................................................        13,201
  Transfer agent............................................         5,311
  Printing..................................................         2,532
  Insurance.................................................         1,142
                                                              ------------
  Total expenses............................................       685,714
                                                              ------------
       NET INVESTMENT INCOME................................     1,994,153
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain from security transactions: distributed upon
     redemption of partnership shares.......................     7,924,756
  Unrealized appreciation of investments:
     Beginning of period......................  $343,296,297
     End of period.....   305,499,411 ----------------------
                                                               (37,796,886)
                                                              ------------
       Net realized and unrealized loss on investments......   (29,872,130)
                                                              ------------
     Net decrease in net assets resulting from operations...  $(27,877,977)
                                                              ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED         YEAR ENDED
                                                              JUNE 30, 2001    DECEMBER 31,
                                                               (UNAUDITED)         2000
                                                              -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income..................................  $  1,994,153     $  4,181,256
     Net realized gain (loss) from security transactions
       (for federal income tax purposes net gain is $0 and
       $95,784).............................................             0         (931,248)
     Excess of market value over book value of securities
       distributed upon redemption of partnership shares....     7,924,756       15,635,180
     Federal income tax on realized gains not distributed to
       partnership shares...................................             0          (33,524)
     Decrease in unrealized appreciation of investments.....   (37,796,886)     (21,805,882)
                                                              ------------     ------------
     Decrease in net assets resulting from operations.......   (27,877,977)      (2,954,218)
                                                              ------------     ------------
DISTRIBUTIONS TO PARTNERS FROM:
  Net investment income.....................................    (1,834,940)      (4,176,873)
                                                              ------------     ------------
  Total distributions to partners...........................    (1,834,940)      (4,176,873)
                                                              ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Net asset value of 532 and 896 shares subscribed or issued
     in lieu of cash distributions..........................       180,839          348,050
  Cost of 25,246 and 44,604 shares repurchased..............    (8,809,992)     (17,240,802)
                                                              ------------     ------------
  Decrease in net assets from capital share transactions....    (8,629,153)     (16,892,752)
                                                              ------------     ------------
  Total decrease in net assets..............................   (38,342,070)     (24,023,843)
NET ASSETS:
  Beginning of period.......................................   398,579,995      422,603,838
                                                              ------------     ------------
  End of period.............................................  $360,237,925     $398,579,995
                                                              ============     ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                SIX MONTHS
                                   ENDED                     YEARS ENDED DECEMBER 31,
                               JUNE 30, 2001   ----------------------------------------------------
                                (UNAUDITED)      2000       1999       1998       1997       1996
                               -------------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
  Period.....................    $ 362.68      $ 369.83   $ 347.51   $ 293.03   $ 242.91   $ 194.26
                                 --------      --------   --------   --------   --------   --------
Income From Investment
  Operations:
  Net investment income......        1.86          3.76       3.64       3.76       3.29       3.36
  Net gains (losses) on
     securities (both
     realized and
     unrealized).............      (27.51)        (7.15)     22.39      54.49      50.27      51.18
                                 --------      --------   --------   --------   --------   --------
     Total from investment
       operations............      (25.65)        (3.39)     26.03      58.25      53.56      54.54
                                 --------      --------   --------   --------   --------   --------
Less Distributions:
  From net investment
     income..................       (1.70)        (3.76)     (3.65)     (3.77)     (3.28)     (3.36)
  From realized gains........        0.00          0.00      (0.06)      0.00      (0.16)     (2.53)
                                 --------      --------   --------   --------   --------   --------
     Total distributions.....       (1.70)        (3.76)     (3.71)     (3.77)     (3.44)     (5.89)
                                 --------      --------   --------   --------   --------   --------
Net Asset Value,
  End of Period..............    $ 335.33      $ 362.68   $ 369.83   $ 347.51   $ 293.03   $ 242.91
                                 ========      ========   ========   ========   ========   ========
Total Return.................    (14.14)%*      (0.92)%      7.52%     20.25%     22.11%     28.09%
Ratios/Supplemental Data:
  Net Assets, End of Period
     (000's).................    $360,238      $398,580   $422,604   $409,019   $351,582   $303,195
  Ratios to average net
     assets:
     Operating expenses......       0.37%*        0.38%      0.38%      0.38%      0.50%      0.51%
     Net investment income...       1.09%*        0.96%      1.00%      1.18%      1.17%      1.55%
  Portfolio Turnover Rate....       0.00%*        1.77%      2.48%      0.76%      1.26%      3.92%

---------------
* Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

(A) Chestnut Street Exchange Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Significant accounting policies are as follows: Investments are stated at value in the accompanying financial statements. Securities listed on a securities exchange are valued at the close of trading on June 29, 2001. Securities not so listed or not traded on that date are valued at the latest bid price. Short-term obligations are valued at amortized cost which approximates market. Security transactions are accounted for on the trade date. The cost of investments sold or redeemed in kind is determined by the use of the specific identification method for both financial reporting and income tax purposes. For securities received in the Exchange at inception of the Fund in 1976, cost for financial reporting purposes is the value of the securities as used in the Exchange and for income tax purposes, the tax basis of the individual investor. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make the requisite distribution of taxable investment income and capital gains to its shareholders which will relieve it from all or substantially all federal income and excise taxes.

     The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period, Actual results could differ from these estimates.

(B) Effective January 1, 1998, the Fund changed its tax status from a partnership to a regulated investment company. The change results from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997. Commencing in 1998, the Fund will not distribute net long-term capital gains, but will retain the gains ($95,784 in 2000) and pay the applicable corporate income tax rate (35% in 2000). On the last day of the year, the partners are entitled to a proportionate credit of the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. Federal income taxes of $33,524 were accrued in 2000.

(C) PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for the services of BIMC and BFM.

     The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

     The managing general partners each receive a fixed fee as compensation for their services. PFPC Inc., an affiliate of PNC Bank, is the Fund's transfer agent.

(D) Purchases and sales of investment securities (excluding short-term obligations) were $7,402,432 and $0, respectively, for the six months ended June 30, 2001.

(E) The aggregate cost of investments for federal income tax purposes at June 30, 2001 was $48,171,396. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost was $315,597,614; excess of tax cost over value was ($2,897,602).

(F) At June 30, 2001, net assets consisted of:


Undistributed net investment income.........................    $    159,365
Net unrealized appreciation of investments..................     305,499,411
Other capital -- paid-in or reinvested......................      54,579,149
                                                                ------------
                                                                $360,237,925
                                                                ============

---------------------------------------------------
---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
                           (302) 791-1043 (Delaware)
---------------------------------------------------
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                             [Chestnut Street Logo]
                               Semiannual Report
                                 June 30, 2001

                            Chestnut Street Exchange

                                      Fund

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                           Edward J. Roach, Treasurer
---------------------------------------------------
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